UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2017

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

332 S Michigan Avenue, Ninth Floor
Chicago, IL 60604
(Address of Principal Executive Offices)
(312) 583-7990
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2017, Highlands REIT, Inc. (the “Company”) held its 2017 annual meeting of stockholders. A summary of the matters voted upon is set forth below.

The stockholders elected the three nominees named below to serve as directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualify. The final results of the election of directors were as follows:

Nominee	For	Percentage of votes cast For	Withhold	Percentage of votes cast Withheld	Broker Non-Votes
Paul Melkus	108,960,956	93%	8,307,432	7%	344,781,120
R. David Turner	108,974,419	93%	8,293,969	7%	344,781,120
Richard Vance	108,908,068	93%	8,360,320	7%	344,781,120

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the following votes:

For	Against	Abstain
451,875,930	5,212,143	4,961,435

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: May 19, 2017	By:	/s/ Richard Vance
	Name:	Richard Vance
	Title:	President and Chief Executive Officer